                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in Registration Statement Nos. 33-303035, 33-66536, 33-35609, 33-31442, 33-21878 and 2-96838 of Coherent, Inc. on
Forms S-8 of our report dated October 29, 1996 appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended September 28, 1996.






DELOITTE & TOUCHE LLP

San Jose, California
December 23, 1996


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